OFFICERS' CERTIFICATE

         The undersigned, John R. Barravecchia and Christopher H. Volk, do hereby certify that they are the duly appointed and acting Executive Vice President, Chief Financial Officer and Treasurer and Executive Vice President, Chief Operating Officer and Secretary, respectively, of FRANCHISE FINANCE CORPORATION OF AMERICA, a Delaware corporation (the "Company"). Each of the undersigned also hereby certifies, pursuant to the Indenture, dated as of November 21, 1995, between the Company and Norwest Bank Arizona, National Association, as Trustee (the "Indenture"), that:

         A. There is hereby established pursuant to resolutions duly adopted by the Executive Committee of the Board of Directors of the Company on November 21, 1995, two series of Securities (as defined in the Indenture) to be issued under the Indenture, with the following terms:

            I.       7% Notes Due 2000.

            (1) The title of the Securities of the series is "7% Notes Due 2000" (the "5-Year Notes").

            (2) The limit upon the aggregate principal amount of the 5-Year Notes which may be authenticated and delivered under the Indenture (except for 5-Year Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 5-Year Notes pursuant to the Indenture is $150,000,000.

            (3) The principal of the 5-Year Notes shall be payable on November 30, 2000.

            (4) The rate at which the 5-Year Notes shall bear interest shall be 7% per annum.

            II. 7-7/8% Notes Due 2005.

            (1) The title of the Securities of the series is "7-7/8% Notes Due 2005" (the "10-Year Notes").

            (2) The limit upon the aggregate principal amount of the 10-Year Notes which may be authenticated and delivered under the Indenture (except for 10-Year Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 10-Year Notes pursuant to the Indenture is $50,000,000.

            (3) The principal of the 10-Year Notes shall be payable on November 30, 2005.

            (4) The rate at which each of the 10-Year Notes shall bear interest shall be 7-7/8% per annum.

            III. Provisions Common to the 5-Year Notes and the 10-Year Notes.

            (1) The 5-Year Notes and the 10-Year Notes collectively are defined as the Notes.

            (2) Interest on the Notes shall be payable at the close of business on the Regular Record Date (as specified below) for such interest.

            (3) Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months. The date from which interest shall accrue for each of the Notes shall be November 27, 1995. The Interest Payment Dates on which interest on the Notes shall be payable are May 30 and November 30, commencing May 30, 1996. The Regular Record Date for the interest payable on the Notes on any Interest Payment Date shall be the May 15 or November 15 (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date.

            (4) The principal of, premium, if any, and interest on the Notes shall be payable by the Company in immediately available funds.

            (5) The Notes are not subject to optional redemption by the Company.

            (6) There is no obligation of the Company to redeem or purchase the Notes pursuant to any sinking fund or analogous provisions or to redeem or purchase any of the Notes prior to the Stated Maturity (as defined in the Indenture) at the option of the Holder thereof.

            (7) There is no provision for the conversion or exchange of the Notes, either at the option of the Holder thereof or the Company, into or for another security or securities of the Company.

            (8) The Notes shall be issued as Global Securities (as defined in the Indenture) and The Depository Trust Company shall be the depositary for the Notes.

         B. The forms of the Notes attached hereto as Exhibits A and B, respectively, are approved.

         C. Pursuant to the Indenture, the Trustee is appointed as Paying Agent.

         D. The foregoing forms and terms of the Notes have been established in conformity with the provisions of the Indenture.

         E. This Officers' Certificate shall constitute evidence of, and shall be, action by the undersigned as Officers designated in the resolutions referred to in paragraph A above, determining and setting the specific terms of the Notes.

         F. Each of the undersigned has read the Indenture and the definitions relating thereto and has examined the resolutions referred to in paragraph A above and the Notes and has made such examination or investigation as is necessary to enable the undersigned to represent as to whether or not all conditions precedent provided in the Indenture relating to the establishment, authentication and delivery of the Notes have been complied with. On the basis of the foregoing, all such conditions precedent have been complied with.

         IN WITNESS WHEREOF, the undersigned have hereunto executed this Officers' Certificate as of the 22nd day of November 1995.

                        FRANCHISE FINANCE CORPORATION OF
                        AMERICA, a Delaware corporation


                        By   /s/ John R. Barravecchia
                           ------------------------------------
                        John R. Barravecchia, Executive Vice
                        President, Chief Financial Officer and
                        Treasurer


                        By   /s/ Christopher H. Volk
                           ------------------------------------
                        Christopher H. Volk, Executive Vice
                        President, Chief Operating Officer and
                        Secretary

                                   EXHIBIT A

REGISTERED                                                      PRINCIPAL AMOUNT
NO.                                                             $150,000,000

CUSIP NO.:  351807AB8


                    FRANCHISE FINANCE CORPORATION OF AMERICA
                            7% SENIOR NOTE DUE 2000

                  UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), 55 WATER STREET, NEW YORK, NEW YORK TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND SUCH SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING SET FORTH IN THE INDENTURE HEREINAFTER REFERRED TO AND MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

                  Franchise Finance Corporation of America, a Delaware corporation (the "Company," which term shall include any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $150,000,000 Dollars on November 30, 2000, and to pay interest thereon from November 27, 1995, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on May 30 and November 30 of each year (each, an "Interest Payment Date"), commencing May 30, 1996, at the rate of 7% per annum, until the entire principal amount hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or November 15 whether or not a Business Day (as defined in the Indenture), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not more than 15 days and not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Payments of principal, premium, if any, and interest in respect of this Note will be made by the Company in immediately available funds.

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authorization hereon has been executed by the Trustee has been executed by the Trustee by manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal this 27th day of November, 1995.

                                    Franchise Finance Corporation of America, a Delaware corporation



                                    By:
                                        --------------------------------------
                                    Name:    John R. Barravecchia
                                    Title:   Executive Vice President


Attest:



By:
   --------------------------------------
Name:   Christopher H. Volk
Title:  Secretary


[SEAL]

                             [REVERSE OF SECURITY]


                  This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued as a series of securities under an indenture dated as of November 21, 1995 (the "Indenture"), between the Company and Norwest Bank Arizona, National Association, as trustee (the "Trustee," which term includes any successor trustee under the Indenture with respect to the Notes), to which Indenture, the Board Resolution dated November 21, 1995, and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This
Note is the duly authorized series designated as the "7% Senior Notes due 2000," limited in aggregate principal amount to $150,000,000. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Notes are not subject to optional redemption by the Company or the Holder at any time, in whole or in part and are not subject to any sinking fund payment.

                  The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Note.

                  In addition to the covenants of the Company contained in the Indenture, the Company makes the following covenants with respect to, and for the benefit of the Holders of, the Notes:

                  Limitation on Incurrence of Total Debt. The Company will not, and will not permit any Subsidiary to, incur any Debt (as defined below) if, immediately after giving effect to the incurrence of such additional Debt and the application of the proceeds therefrom, the aggregate principal amount of all outstanding Debt of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 60% of the sum of (i) the Company's Total Assets as of the end of the calendar quarter prior to the incurrence of such additional Debt and (ii) the increase in Total Assets from the end of such quarter including, without limitation, any increase in Total Assets caused by the incurrence of such additional Debt.

                  Limitation on Incurrence of Secured Debt. In addition to the foregoing limitation on the incurrence of Debt, the Company will not, and will not permit any Subsidiary to, incur any Debt secured by any mortgage, lien, charge, pledge, encumbrance or security interest of any kind on any of its properties, and will not otherwise grant or convey any such mortgage, charge, pledge, encumbrance or security interest of any kind, if immediately after giving effect thereto, the aggregate principal amount of all outstanding Debt of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP which is secured by any mortgage, charge, pledge, encumbrance or security interest of any kind on property of the Company or any Subsidiary is greater than 40% of the sum of (i) the Company's Total Assets as of the end of the calendar quarter prior to the incurrence of such Debt, and
(ii) any increase in Total Assets from the end of such quarter including, without limitation, any increase in Total Assets caused by the incurrence of such additional Debt.

                  Debt Service Coverage. In addition to the foregoing limitations on the incurrence of Debt, the Company will not, and will not permit any Subsidiary to, incur any Debt if the ratio of Consolidated Income Available for Debt Service (as defined below) to Annual Service Charge (as defined below) for the four consecutive calendar quarters most recently ended prior to the date on which such additional Debt is to be incurred is less than 1.5 to 1.0 on a pro forma basis after giving effect to the incurrence of such Debt and the application of the proceeds therefrom.

                  Maintenance of Total Unencumbered Assets. The Company will maintain at all times Total Unencumbered Assets (as defined below) of not less than 150% of the aggregate outstanding principal amount of all outstanding unsecured Debt of the Company and its Subsidiaries.

                  As used herein:

                  "Annual Service Charge" means the interest expense of the Company and its Subsidiaries for the four consecutive fiscal quarters most recently ended, including, without limitation, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, net costs pursuant to hedging obligations, the interest component of all payments associated with Capitalized Leases, amortization of debt issuance costs, amortization of original issue discount, non-cash interest payments and the interest component of any deferred payment obligations.

                  "Capitalized Lease" means any lease of property by the Company or any Subsidiary as lessee that is reflected on the Company's consolidated balance sheet as a capitalized lease in accordance with GAAP.

                  "Consolidated  Income  Available  for  Debt  Service"  for any
period means Consolidated Net Income (as defined below) of the Company and its Subsidiaries plus amounts which have been deducted, and minus amounts which have been added, for (a) interest on Debt of the Company and its Subsidiaries, (b) provision for taxes of the Company and its Subsidiaries based on income, (c) amortization of debt discount, (d) provisions for gains and losses on properties, (e) depreciation, (f) the effect of any non-cash charge resulting from a change in accounting principles in determining Consolidated Net Income for such period and (g) amortization of deferred charges.

                  "Consolidated Net Income" for any period means the amount of consolidated net income (or loss) of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

                  "Debt" means any indebtedness of the Company or any Subsidiary, whether or not contingent, in respect of (i) borrowed money or evidenced by bonds, notes, debentures or similar instruments, (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance or any security interest existing on property owned by the Company or any Subsidiary, (iii) letters of credit or amounts representing the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable or (iv) Capitalized Leases, in the case of items of indebtedness under (i) through (iii) above to the extent that any such items (other than letters of credit) would appear as liability on the Company's consolidated balance sheet in accordance with GAAP, and also includes, to the extent not otherwise included, any obligation by the Company or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), indebtedness of another person (other than the Company or any Subsidiary) (it being understood that Debt shall be deemed to be incurred by the Company or any Subsidiary whenever the Company or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof).

                  "Subsidiary" means (a) any corporation, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled to vote in the election of the directors, managers, trustees or other persons having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company, and (b) any partnership or limited liability company in which the Company or one or more of the other Subsidiaries of the Company, directly or indirectly, possesses more than a 50% interest in the total capital or total income of such partnership or limited liability company.

                  "Total Assets" as of any date means the sum of (i) Undepreciated Real Estate Assets and (ii) all other assets of the Company and its Subsidiaries determined in accordance with GAAP (but excluding accounts receivable and intangibles).

                  "Total Unencumbered Assets" means Total Assets minus the value of any properties of the Company and its Subsidiaries that are encumbered by any mortgage, charge, pledge, lien, security interest or other encumbrance of any kind, including the value of any stock of any Subsidiary that is so encumbered. For purposes of this definition, the value of each property shall be equal to the purchase price or cost of each such property and the value of any stock subject to any encumbrance shall be determined by reference to the value of the properties owned by the issuer of such stock as aforesaid.

                  "Undepreciated Real Estate Assets" as of any date means the amount of real estate assets of the Company and its Subsidiaries on such date, before depreciation and amortization determined on a consolidated basis in accordance with GAAP.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Notes at the time
Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount of the Outstanding Notes to waive, in certain circumstances, on behalf of all Holders of the Notes, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the times, places and rate, and in the coin or currency, herein prescribed.

                  This Note may be transferred, in whole but not in part, only to a nominee of DTC, or by a nominee of DTC to DTC, or to a successor to DTC for such Global Security selected or approved by the Company or to a nominee of such successor to DTC. If at any time DTC notifies the Company that it is unwilling or unable to continue as depositary for the Notes or if at any time DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, if so required by applicable law or regulation, the Company shall appoint a successor depositary with respect to the Notes. If (a) a successor depositary for the Notes is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such unwillingness, inability or ineligibility, (b) an Event of Default has occurred and is continuing and the beneficial owners representing a majority in principal amount of the applicable series of the Notes advise DTC to cease acting as depositary for such Notes, or (c) the Company, in its sole discretion, determines at any time that all Notes (but not less than all) of any series issued or issuable in the form of one or more Notes shall no longer be represented by such Note or Notes, then the Company shall execute, and the Trustee shall authenticate and deliver, definitive Notes of like series, rank, tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Note or Notes.

                  The Notes of this series are issuable only in registered form without coupons and may be sold in denominations of $1,000 and any integral multiple thereof. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of the Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  No recourse shall be had for the payment of the principal of or premium, if any, or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                  THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY IN SUCH STATE.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatures, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

                  This is one of the Notes of the series designated "7% Senior Notes due 2000," pursuant to the within-mentioned Indenture.


Norwest Bank Arizona, National Association, as Trustee


By:
    -------------------------------------
         Charlotte D. Grant-Cobb
         Vice President
         Corporate Trust

                                ASSIGNMENT FORM

                   FOR VALUE RECEIVED, the undersigned hereby
                        sells, assigns and transfers to


PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE


 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .



 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                  (Please Print or Typewrite Name and Address
                        including Zip Code of Assignee)



 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
the within Note of __________________________________ and ______________ hereby does irrevocably constitute and appoint



 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Attorney to transfer said Note on the books of the within-named Company with full power of substitution in the premises.


Dated: . . . . . . . . . . . . .           . . . . . . . . . . . . . . . . . .

                                           . . . . . . . . . . . . . . . . . .


NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever.

                                   EXHIBIT B

REGISTERED                                                      PRINCIPAL AMOUNT
NO.:                                                            $50,000,000

CUSIP NO.:  351807AC6


                    FRANCHISE FINANCE CORPORATION OF AMERICA
                           77/8% SENIOR NOTE DUE 2005

                  UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), 55 WATER STREET, NEW YORK, NEW YORK TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND SUCH SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING SET FORTH IN THE INDENTURE HEREINAFTER REFERRED TO AND MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

                  Franchise Finance Corporation of America, a Delaware corporation (the "Company," which term shall include any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $50,000,000 Dollars on November 30, 2005, and to pay interest thereon from November 27, 1995, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on May 30 and November 30 of each year (each, an "Interest Payment Date"), commencing May 30, 1996, at the rate of 77/8% per annum, until the entire principal amount hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or November 15 whether or not a Business Day (as defined in the Indenture), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not more than 15 days and not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Payments of principal, premium, if any, and interest in respect of this Note will be made by the Company in immediately available funds.

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authorization hereon has been executed by the Trustee has been executed by the Trustee by manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal this 27th day of November, 1995.

                                     Franchise Finance Corporation of America, a Delaware corporation



                                     By:
                                        ------------------------------------
                                     Name:  John R. Barravecchia
                                     Title: Executive Vice President


Attest:



By:
    ----------------------------------
Name:  Christopher H. Volk
Title: Secretary


[SEAL]



                             [REVERSE OF SECURITY]


                  This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued as a series of securities under an indenture dated as of November 21, 1995 (the "Indenture"), between the Company and Norwest Bank Arizona, National Association, as trustee (the "Trustee," which term includes any successor trustee under the Indenture with respect to the Notes), to which Indenture, the Board Resolution dated November 21, 1995, and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This
Note is the duly authorized series designated as the "77/8% Senior Notes due 2005," limited in aggregate principal amount to $50,000,000. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Notes are not subject to optional redemption by the Company or the Holder at any time, in whole or in part and are not subject to any sinking fund payment.

                  The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Note.

                  In addition to the covenants of the Company contained in the Indenture, the Company makes the following covenants with respect to, and for the benefit of the Holders of, the Notes:

                  Limitation on Incurrence of Total Debt. The Company will not, and will not permit any Subsidiary to, incur any Debt (as defined below) if, immediately after giving effect to the incurrence of such additional Debt and the application of the proceeds therefrom, the aggregate principal amount of all outstanding Debt of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 60% of the sum of (i) the Company's Total Assets as of the end of the calendar quarter prior to the incurrence of such additional Debt and (ii) the increase in Total Assets from the end of such quarter including, without limitation, any increase in Total Assets caused by the incurrence of such additional Debt.

                  Limitation on Incurrence of Secured Debt. In addition to the foregoing limitation on the incurrence of Debt, the Company will not, and will not permit any Subsidiary to, incur any Debt secured by any mortgage, lien, charge, pledge, encumbrance or security interest of any kind on any of its properties, and will not otherwise grant or convey any such mortgage, charge, pledge, encumbrance or security interest of any kind, if immediately after giving effect thereto, the aggregate principal amount of all outstanding Debt of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP which is secured by any mortgage, charge, pledge, encumbrance or security interest of any kind on property of the Company or any Subsidiary is greater than 40% of the sum of (i) the Company's Total Assets as of the end of the calendar quarter prior to the incurrence of such Debt, and
(ii) any increase in Total Assets from the end of such quarter including, without limitation, any increase in Total Assets caused by the incurrence of such additional Debt.

                  Debt Service Coverage. In addition to the foregoing limitations on the incurrence of Debt, the Company will not, and will not permit any Subsidiary to, incur any Debt if the ratio of Consolidated Income Available for Debt Service (as defined below) to Annual Service Charge (as defined below) for the four consecutive calendar quarters most recently ended prior to the date on which such additional Debt is to be incurred is less than 1.5 to 1.0 on a pro forma basis after giving effect to the incurrence of such Debt and the application of the proceeds therefrom.

                  Maintenance of Total Unencumbered Assets. The Company will maintain at all times Total Unencumbered Assets (as defined below) of not less than 150% of the aggregate outstanding principal amount of all outstanding unsecured Debt of the Company and its Subsidiaries.

                  As used herein:

                  "Annual Service Charge" means the interest expense of the Company and its Subsidiaries for the four consecutive fiscal quarters most recently ended, including, without limitation, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, net costs pursuant to hedging obligations, the interest component of all payments associated with Capitalized Leases, amortization of debt issuance costs, amortization of original issue discount, non-cash interest payments and the interest component of any deferred payment obligations.

                  "Capitalized Lease" means any lease of property by the Company or any Subsidiary as lessee that is reflected on the Company's consolidated balance sheet as a capitalized lease in accordance with GAAP.

                  "Consolidated  Income  Available  for  Debt  Service"  for any
period means Consolidated Net Income (as defined below) of the Company and its Subsidiaries plus amounts which have been deducted, and minus amounts which have been added, for (a) interest on Debt of the Company and its Subsidiaries, (b) provision for taxes of the Company and its Subsidiaries based on income, (c) amortization of debt discount, (d) provisions for gains and losses on properties, (e) depreciation, (f) the effect of any non-cash charge resulting from a change in accounting principles in determining Consolidated Net Income for such period and (g) amortization of deferred charges.

                  "Consolidated Net Income" for any period means the amount of consolidated net income (or loss) of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

                  "Debt" means any indebtedness of the Company or any Subsidiary, whether or not contingent, in respect of (i) borrowed money or evidenced by bonds, notes, debentures or similar instruments, (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance or any security interest existing on property owned by the Company or any Subsidiary, (iii) letters of credit or amounts representing the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable or (iv) Capitalized Leases, in the case of items of indebtedness under (i) through (iii) above to the extent that any such items (other than letters of credit) would appear as liability on the Company's consolidated balance sheet in accordance with GAAP, and also includes, to the extent not otherwise included, any obligation by the Company or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), indebtedness of another person (other than the Company or any Subsidiary) (it being understood that Debt shall be deemed to be incurred by the Company or any Subsidiary whenever the Company or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof).

                  "Subsidiary" means (a) any corporation, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled to vote in the election of the directors, managers, trustees or other persons having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company, and (b) any partnership or limited liability company in which the Company or one or more of the other Subsidiaries of the Company, directly or indirectly, possesses more than a 50% interest in the total capital or total income of such partnership or limited liability company.

                  "Total Assets" as of any date means the sum of (i) Undepreciated Real Estate Assets and (ii) all other assets of the Company and its Subsidiaries determined in accordance with GAAP (but excluding accounts receivable and intangibles).

                  "Total Unencumbered Assets" means Total Assets minus the value of any properties of the Company and its Subsidiaries that are encumbered by any mortgage, charge, pledge, lien, security interest or other encumbrance of any kind, including the value of any stock of any Subsidiary that is so encumbered. For purposes of this definition, the value of each property shall be equal to the purchase price or cost of each such property and the value of any stock subject to any encumbrance shall be determined by reference to the value of the properties owned by the issuer of such stock as aforesaid.

                  "Undepreciated Real Estate Assets" as of any date means the amount of real estate assets of the Company and its Subsidiaries on such date, before depreciation and amortization determined on a consolidated basis in accordance with GAAP.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Notes at the time
Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount of the Outstanding Notes to waive, in certain circumstances, on behalf of all Holders of the Notes, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the times, places and rate, and in the coin or currency, herein prescribed.

                  This Note may be transferred, in whole but not in part, only to a nominee of DTC, or by a nominee of DTC to DTC, or to a successor to DTC for such Global Security selected or approved by the Company or to a nominee of such successor to DTC. If at any time DTC notifies the Company that it is unwilling or unable to continue as depositary for the Notes or if at any time DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, if so required by applicable law or regulation, the Company shall appoint a successor depositary with respect to the Notes. If (a) a successor depositary for the Notes is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such unwillingness, inability or ineligibility, (b) an Event of Default has occurred and is continuing and the beneficial owners representing a majority in principal amount of the applicable series of the Notes advise DTC to cease acting as depositary for such Notes, or (c) the Company, in its sole discretion, determines at any time that all Notes (but not less than all) of any series issued or issuable in the form of one or more Notes shall no longer be represented by such Note or Notes, then the Company shall execute, and the Trustee shall authenticate and deliver, definitive Notes of like series, rank, tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Note or Notes.

                  The Notes of this series are issuable only in registered form without coupons and may be sold in denominations of $1,000 and any integral multiple thereof. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of the Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  No recourse shall be had for the payment of the principal of or premium, if any, or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                  THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY IN SUCH STATE.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatures, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

                  This is one of the Notes of the series designated "77/8% Senior Notes due 2005," pursuant to the within-mentioned Indenture.


Norwest Bank Arizona, National Association, as Trustee


By:
     ----------------------------------
         Charlotte D. Grant-Cobb
         Vice President
         Corporate Trust




                                ASSIGNMENT FORM

                   FOR VALUE RECEIVED, the undersigned hereby
                        sells, assigns and transfers to


PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE


 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .



 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                  (Please Print or Typewrite Name and Address
                        including Zip Code of Assignee)



 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
the within Note of __________________________________ and ______________ hereby does irrevocably constitute and appoint



 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Attorney to transfer said Note on the books of the within-named Company with full power of substitution in the premises.


Dated: . . . . . . . . . . . . .            . . . . . . . . . . . . . . . . . .

                                            . . . . . . . . . . . . . . . . . .


NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever.